Exhibit 99.1

FOR IMMEDIATE RELEASE

Charles & Colvard Announces Closing of $10 Million Secured Line of Credit

Morrisville, N.C. – Sept. 24, 2013 –Charles & Colvard, Ltd. (NASDAQ: CTHR), the exclusive global supplier of moissanite, The World’s Most Brilliant Gem™, today announced it has closed a new $10 million secured line of credit with PNC Bank. The new line of credit provides Charles & Colvard short term flexibility to pursue continued growth opportunities.

“By securing this line of credit from PNC Bank, Charles & Colvard is better positioned to pursue strategic initiatives and respond to the growing demand for our Forever Brilliant® moissanite gem,” said Randy N. McCullough, CEO of Charles & Colvard.

The new line of credit is expected to be used for growth initiatives and be secured by Charles & Colvard assets, subject to normal covenants. It carries an interest rate at the 1-month LIBOR rate plus 1.5 percent. The company currently does not have long term debt.

About Charles & Colvard:

Charles & Colvard, Ltd., based in the Research Triangle Park area of North Carolina, is the global sole source of moissanite, a unique, near-colorless created gemstone that is distinct from other gemstones and jewels based on its exceptional fire, brilliance, luster, durability, and rarity. Charles & Colvard Created Moissanite® and Forever Brilliant® are currently incorporated into fine jewelry sold through domestic and international retailers and other sales channels. Charles & Colvard, Ltd.’s common stock is listed on the NASDAQ Global Select Market under the symbol “CTHR.” For more information, please visit www.charlesandcolvard.com.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to products, sales, revenues, and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, our dependence on consumer acceptance and growth of sales of our products resulting from our strategic initiatives; dependence on a limited number of customers; our ability to fulfill orders on a timely basis; the financial condition of our major customers; dependence on Cree, Inc. as the sole current supplier of the raw material; our current wholesale customers’ potential perception of us as a competitor in the finished jewelry business; intense competition in the worldwide jewelry industry; general economic and market conditions, including the current economic environment; risks of conducting business in foreign countries; the pricing of precious metals, which is beyond our control; the potential impact of seasonality on our business; our ability to protect our intellectual property; the risk of a failure of our information technology infrastructure to protect confidential information and prevent security breaches; possible adverse effects of governmental regulation and oversight; and the failure to evaluate and integrate strategic opportunities, in addition to the other risks and uncertainties described in our filings with the Securities and Exchange Commission, or the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

Corporate Communications:

LANE

Ted Lane, 212-302-5948

ted@lanepr.com

Investor Relations:

Taglich Brothers, Inc.

Christopher Schreiber, (212) 661-6886

Managing Director

cs@taglichbrothers.com